Third Quarter 2003 Results October 22, 2003

Please note that the following materials containing information regarding Capital One's financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise. Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non- historical matters; or project revenues, income, returns or other financial measures. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: continued intense competition from numerous providers of products and services which compete with our businesses; an increase in credit losses (including increases due to worsening of economic conditions); our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; losses associated with new products or services or expansion internationally; any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; our ability to recruit experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the "SEC") , including, but not limited to, factors set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2002, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. Further information about Capital One can be obtained from the Corporation's public filings with the SEC. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company's most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company's website at www.capitalone.com in the Investor Center under "About Capital One." Forward looking statements

Business Update Financial Update Third Quarter 2003

Third Quarter 2003 Summary Earnings of $276.3M or $1.17 EPS Managed outstandings grew $6.5B to $67.3B, with most of that growth in superprime card Revenue margin declined 49bp to 14.36% Charge-offs declined 88bp to 5.44% Delinquencies declined 30bp to 4.65% Allowance declined $20M to $1.57B

There are three underlying factors driving operating metrics Portfolio Growth Mix Shift Improving Credit Upmarket Diversification

Loan and account growth are on track 12/31/02 6/30/03 9/30/03 On track for "around 20%" loan growth YTD % Growth Q3vsQ2 Growth Accounts (thousands) 47,369 45,785 46,406 (2%) 621 Loans ($M) 59,747 60,736 67,260 12.6% 6,524

Third quarter growth was led by US Card, but all lines of business are growing US Consumer Lending US Card Installment Loans Total Auto Finance International Total Net Growth in loan balances ($B) $5.2 $0.2 $5.4 $0.6 $0.5 $6.5 Q3 2003 ($1.1) $1.0 ($0.1) $0.4 $0.7 $1.0 1H 2003 YTD Growth 9.3% 30.7% 11.1% 14.5% 23.1% 12.6%

1997 1998 1999 2000 2001 2002 2003YTD Auto 0.3 0.5 1.2 4 7 8 International 0.4 1.9 2.4 3 4 5.3 6.6 Ils 0.6 0.8 1.2 1.6 2.9 4 5.2 $1.0 $3.0 $4.1 $5.8 $10.9 $16.4 $19.8 Outstandings ($B) Auto Int'l Install- ment Loans We are continuing to diversify

Our diversification investments are paying off Auto Finance International 2000 2001 2002 2003YTD Net Income After Tax ($M) ($21) ($35.4) $10.3 $64.9 ($87.3) ($50.5) ($35.6) $53.2 TOTAL ($108.3) ($85.9) ($25.3) $118.1

Declining revenue margins Mix Shift Declining charge-offs

Revenue margin is declining as we shift our mix upmarket and diversify assets Q197 Q297 Q397 Q497 Q198 Q298 Q398 Q498 Q199 Q299 Q399 Q499 Q100 Q200 Q300 Q400 Q101 Q201 Q301 Q401 Q102 Q202 Q302 Q402 Q103 Q203 Q303 Revenue Margin 0.1334 0.1316 0.1515 0.1522 0.1607 0.1632 0.165 0.1679 0.1831 0.1953 0.2033 0.2011 0.2071 0.2135 0.2141 0.206 0.1887 0.1849 0.1835 0.1753 0.1712 0.1713 0.1749 0.1611 0.157 0.1485 0.1436 Charge-offs 0.0593 0.0657 0.0684 0.0653 0.0627 0.0624 0.0536 0.0488 0.0439 0.0425 0.0436 0.0436 0.0452 0.0467 0.0448 0.0457 0.044 0.0461 0.0451 0.0501 0.047 0.0498 0.0496 0.0621 0.0647 0.0632 0.0544 Managed Revenue Margin 14.36%

Col 2 1/1/02 0.0619 2/1/02 0.0619 3/1/02 0.0619 4/1/02 0.0629 5/1/02 0.0629 6/1/02 0.0629 7/1/02 0.0482 0.0496 8/1/02 0.0475 0.0496 9/1/02 0.0529 0.0496 10/1/02 0.0562 0.0621 11/1/02 0.064 0.0621 12/1/02 0.0659 0.0621 1/1/03 0.0653 0.0647 2/1/03 0.0637 0.0647 3/1/03 0.065 0.0647 4/1/03 0.0636 0.0632 5/1/03 0.064 0.0632 6/1/03 0.062 0.0632 7/1/03 0.0575 0.0544 8/1/03 0.0534 0.0544 9/1/03 0.0524 0.0544 Our charge-offs are declining Capital One's Monthly Managed Net Charge-off Rate 4.96% 6.21% 6.47% 6.32% 5.44% Quarterly C/O Rate:

7/1/02 0.065899665 8/1/02 0.064345691 9/1/02 0.06859387 10/1/02 0.070053015 11/1/02 0.078816561 12/1/02 0.081063372 1/1/03 0.078512048 2/1/03 0.073487328 3/1/03 0.072154978 4/1/03 0.069965765 5/1/03 0.069071038 6/1/03 0.06615744 7/1/03 0.062095095 8/1/03 0.059262884 9/1/03 0.0589 Lagged charge-offs have been declining Monthly 9-Month Lagged Managed Net Charge-Off Rate 6.63% 7.67% 7.46% 6.84% 6.01% 9 month Lagged Quarterly C/O Rate:

Our card business has been driving our lower charge-offs Q102 Q202 Q302 Q402 Q103 Q203 Q303 Auto 0.0338 0.0284 0.0397 0.0483 0.0491 0.0422 0.051 International 0.0358 0.0391 0.0361 0.0392 0.0428 0.0448 0.0401 Consumer Lending 0.05 0.0546 0.0516 0.0645 0.0712 0.0695 0.0574 Consumer Lending Auto International Segment Quarterly Net Charge-off Rate

Delinquencies declined again in the third quarter COF 1/1/01 0.0534 2/1/01 0.0525 3/1/01 0.0473 4/1/01 0.0479 5/1/01 0.0485 6/1/01 0.0493 7/1/01 0.0511 8/1/01 0.0514 9/1/01 0.052 10/1/01 0.0506 11/1/01 0.0496 12/1/01 0.0495 1/1/02 0.0516 2/1/02 0.0506 3/1/02 0.048 4/1/02 0.0467 5/1/02 0.0461 6/1/02 0.0454 7/1/02 0.0469 8/1/02 0.0494 9/1/02 0.0531 10/1/02 0.0555 11/1/02 0.055 12/1/02 0.056 1/1/03 0.0556 2/1/03 0.053 3/1/03 0.0497 4/1/03 0.0486 5/1/03 0.0482 6/1/03 0.0495 7/1/03 0.0492 8/3/03 0.0474 9/3/03 0.0465 30+ Days Delinquency Rate

Business Update Financial Update Third Quarter 2003

Third Quarter Key Financial Items

Allowance declined in the third quarter Reported loans up $3.8B Mix Shift Upmarket Diversified lending Improvement in credit metrics Net effect Impact on Allowance

We adopted FIN 46 in the third quarter, which reduced EPS by $0.06 Office buildings and associated debt related to synthetic lease transactions moved onto the balance sheet The difference in recorded values resulted in an after tax reduction in earnings of $15 million or $0.06 per share

We raised $6 billion in funding during the third quarter quarter quarter Issuance Priced ($ millions) 1) Through September 30, 2003. 2) In U.S. dollar equivalents based on exchange rate as of pricing date (7/7/03 and 9/26/03). 3) Net change in quarterly balances.

Our spreads have improved significantly Source: Unsecured spreads from Bloomberg. Secured spreads are dealer indications. All spreads are as of month-end. BBB Unsec AAA Sec BBB Sec Retail Deposits Jan 149 Feb 149 Mar 167 Apr 184 May 217 Jun 214 Jul 219 Aug 210 Sep 209 Oct 237 Nov 346 Dec 323 Jan 244 15 105 Feb 281 15 105 Mar 317 14 103 Apr 271 14 110 May 261 13 115 Jun 232 12 122 Jul 240 13 120 Aug 255 13 110 Sep 367 18 115 Oct 336 16 125 Nov 383 16 130 Dec 340 13 120 Jan 295 11 110 Feb 375 11 110 Mar 295 10 120 Apr 265 13 120 May 240 13 145 Jun 275 14 150 Jul 450 22 235 Aug 750 28 235 Sep 682 25 230 Oct 748 25 230 Nov 425 40 300 Dec 525 40 300 Jan 380 35 300 Feb 350 40 315 Mar 355 40 315 Apr 225 40 325 May 240 33 275 Jun 190 30 240 Jul 155 28 230 Aug 150 24 210 Sep 130 20 175 Capital One Five-Year Month End Debt Spreads (bps) 2001 2002 2003 Senior Bank Notes BBB Secured AAA Secured

2000 2001 2002 Q203 Q3 03 Credit Lines 2.01553 1.46685 1.51449 1.3 1.34969 Liquidity Portfolio 1.933522 3.823129 5.342455 8.6 6.711316 Unused ABS Conduits 3.429024 3.010347 2.7 4.9 6.328057 Our available liquidity is about two and one-half times our term debt maturities over the next twelve months Maturities NTM* 2004 2005 2006 2007 2008 2009 Secured 1.156892 1.031892 0.8165 1.249032 0.3 1 0 Card ABS 4.725 3.725 4.75 6.38 4.36 5.99 1 Card Securitization Unsecured Debt $B Unsecured Credit Facility Untapped Conduit Capacity Cash & Liquid Investments

Fourth quarter 2003 outlook End 2003 with managed loan growth around 20% Lower revenue margins Seasonal bump in charge-offs likely Upward allowance pressure Still on track for at least $4.55 EPS